Benchmark Electronics Third Quarter 2023 Earnings October 25, 2023

Forward-Looking 2023 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, express or implied, concerning the Company’s outlook and guidance for fourth quarter 2023 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges and amortization of intangibles, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including trade restrictions, or the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of our operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Third Quarter 2023 Results Revenue of $720 million Total revenue impacted by $58 million reduction in supply chain premium (SCP)* Excluding SCP, year-over-year growth in 4 of 6 sectors GAAP and non-GAAP** gross margin of 9.6% - Expansion of 90 and 100 basis points year-over-year, respectively GAAP operating income year-over-year growth of 20% and non-GAAP of 22% GAAP and non-GAAP** EPS of $0.57, above mid-point of guidance range Generated sequential increase in positive free cash flow * Component pass-through revenue for supply chain premiums (SCP) with no impact on non-GAAP operating income or EPS ** See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Roop Lakkaraju Chief Financial Officer

Third Quarter GAAP Revenue by Market Sector Q3-23 Sep 30, 2023 Revenue by Mix and Market Sector Jun 30, 2023 Sep 30, 2022 For the Three Months Ended Dollars in Millions Sector   Mix % Revenue   Mix % Revenue Q/Q Growth   Mix % Revenue Y/Y Growth Medical   21% $149   20% $145 3%   21% $166 (10%) Semi-Cap   23% $165   22% $164 1%   24% $186 (11%) Aerospace & Defense   14% $100   11% $80 24%   11% $86 16% Industrials   21% $154   23% $167 (8%)   20% $155 (1%) Advanced Computing   9% $66   11% $81 (19%)   13% $95 (30%) Next Gen Comms   12% $86   13% $96 (10%)   11% $84 3% Total Revenue 100% $720 100% $733 (2%) 100% $772 (7%)

Sector Results Excluding Supply Chain Premium Q3-23 Results ($MM) Total Revenue Supply Chain Premiums (SCP) Revenue adjusted for SCP Year-over-Year growth adjusted for SCP Medical $149 $(2) $147 8% Semi-Cap $165 $(1) $164 (10%) A&D $100 $0 $100 20% Industrials $154 $(11) $143 9% Advanced Computing $66 $0 $66 (30%) Next Gen Comms $86 $(2) $84 20% See APPENDIX 3 for a reconciliation of GAAP Sales to non-GAAP Sales Adjusted for Supply Chain Premiums

Third Quarter 2023 Financial Summary (Dollars in millions, except EPS) Sep 30, 2023 Jun 30, 2023 Q/Q Sep 30, 2022 Y/Y Net Sales $720 $733 (2%) $772 (7%) GAAP Gross Margin 9.6% 9.1% 50 bps 8.7% 90 bps GAAP SG&A $35.5 $37.7 (6%) $38.5 (8%) GAAP Operating Margin 4.2% 3.3% 90 bps 3.3% 90 bps GAAP Diluted EPS $0.57 $0.39 46% $0.53 8% GAAP ROIC 7.1% 7.1% 0 bps 7.1% 0 bps Net Sales $720 $733 (2%) $772 (7%) Non-GAAP Gross Margin 9.6% 9.1% 50 bps 8.6% 100 bps Non-GAAP SG&A $35.5 $37.7 (6%) $38.7 (8%) Non-GAAP Operating Margin 4.7% 4.0% 70 bps 3.6% 110 bps Non-GAAP Diluted EPS $0.57 $0.48 19% $0.57 0% Non-GAAP ROIC 9.4% 9.5% (10) bps 9.8% (40) bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (non-GAAP TTM income from operations + Stock-based compensation – non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Non-GAAP Financial Summary Excluding Supply Chain Premiums (Dollars in millions, except EPS) See APPENDIX 1 and APPENDIX 2 for reconciliations of GAAP to non-GAAP Financial Results

Cash Conversion Cycle Update Q3-23 Q2-23 Q1-23 Q4-22 Q3-22 Accounts Receivable Days 60 59 60 59 56 Contract Asset Days 24 23 25 22 22 Inventory Days 100 102 111 97 95 Accounts Payable Days (53) (56) (60) (56) (67) Customer Days (26) (25) (27) (26) (27) Cash Conversion Cycle 105 103 109 96 79

Liquidity and Capital Allocation (1) Free cash flow (FCF) defined as net cash provided by (used in) operations less capex. See APPENDIX 1. Debt Structure (In millions) Senior Secured Term Loan $129 Revolving Credit Facility Drawn Amount $305 Recurring quarterly dividend of $0.165 per share totaling $5.9 million paid in July 2023 No share repurchases in the quarter Remaining share repurchase authorization of $155 million as of September 30, 2023 For the Three Months Ended For the Three Months Ended Cash (In millions) Sep 30, 2023 Jun 30, 2023 Sep 30, 2022 Cash Flows from (used in) Operations $38 $25 ($31) FCF (1) $18 $16 ($40) Cash $261 $245 $249 International $238 $236 $189 U.S. $23 $9 $60

Fourth Quarter 2023 Guidance Q4-2023 Net Sales* $675 - $725 million Diluted EPS – GAAP $0.49 - $0.55 Diluted EPS – non-GAAP $0.54 - $0.60 Operating Margin – non-GAAP 4.8% - 5.0% Other Expenses, Net ~ $9 million Effective Tax Rate 19% - 21% Weighted Average Shares ~ 35.9 million * Guidance does not include supply chain premium revenue This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers.

Business Trends Jeff Benck - CEO

Sector Outlook* * Excludes supply chain premiums (SCP) revenue in forecast and comparable period(s) Q4-23 Q/Q FY2023 Y/Y Sector Commentary Medical Improved supply enabled us to meet demand Demand adjusting amid dynamic macro environment Continuing to win new opportunities ramping in 2024-2025 Semi-Cap Current market outlook points to a flat 2024 New program wins helping to offset overall market softness A&D New wins and program ramps to drive 2024 growth Commercial Aero remains strong Defense demand strengthening Industrials Some softening in international markets Domestic test, automation and energy more resilient Adv. Computing New HPC program build to commence in Q4 Expecting HPC build to continue into early 2024 Next Gen Comms Comms infrastructure capex is under pressure Expecting sector to be challenged in 2024 See APPENDIX 3 for a reconciliation of GAAP to non-GAAP Financial Results

Summary Exceeded mid-point of guidance for Q3 2023 Delivered strong year-over-year growth in 4 of 6 sectors* Expanded non-GAAP operating margin by >80 basis points year-over-year* Grew non-GAAP operating income 22% year-over-year Increased free cash flow generation, annualized at >$70 million Focused on delivering positive operating leverage Protecting investment in Semi-Cap to capitalize on the next upcycle * Excluding supply chain premium revenue in forecast and comparable period(s).

Appendix

(Dollars in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results

(Dollars in Millions) – (UNAUDITED) APPENDIX 2 - Reconciliation of Supply Chain Premiums

(Dollars in Millions) – (UNAUDITED) APPENDIX 3 - Reconciliation of Supply Chain Premiums by Sector